Short-Term Bank Borrowings	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Short-Term Bank Borrowings [Abstract]
Short-term bank borrowings

17. Short-term bank borrowings

In March 2025, the Group entered into a 12-month operating loan agreement with Agricultural Bank of China. The Company received a fund of RMB 1,000,000 (approximately US$140,000) with an annual interest rate of 1-year loan prime rate plus 0.15%. The loan is ultimately guaranteed by a director.

The short-term bank borrowing is subject to the fulfillment of the following financial covenants at all time:

-	The borrower’s debt to assets ratio must not exceed 80%; and

-	The borrower must not report negative operating cash flows for the three years in the future.

In the event of a breach of these covenants, the short-term bank borrowing may become repayable on demand. As of 30 June 2025, the Directors consider there is no significant adverse financial impacts notwithstanding the Group reported negative operating cash flows for the six months ended June 30, 2025.

18. Short-term bank borrowings

In March 2023, the Company entered into a 12-month operating loan agreement with Industrial and Commercial Bank of China. The Company received a fund of RMB 1,000,000 (approximately $141,000) with an annual interest rate of 1-year loan prime rate plus 0.5%. The short-term bank borrowing was repaid in March 2024.